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                                                                   EXHIBIT 10.11

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                     WARRANT REGISTRATION RIGHTS AGREEMENT



                                    between



                            ALLEGIANCE TELECOM, INC.



                                      and



                       MORGAN STANLEY & CO. INCORPORATED,
                             SALOMON BROTHERS INC,
                           BEAR, STEARNS & CO. INC.,
                                      and
               DONALDSON LUFKIN & JENRETTE SECURITIES CORPORATION





                          Dated as of January 29, 1998



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                     WARRANT REGISTRATION RIGHTS AGREEMENT

                 WARRANT REGISTRATION RIGHTS AGREEMENT, dated as of January 29, 1998 (this "Agreement"), between ALLEGIANCE TELECOM, INC., a Delaware corporation (the "Company"), and MORGAN STANLEY & CO. INCORPORATED, SALOMON BROTHERS INC., BEAR, STEARNS & CO. INC. and DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION (collectively, the "Initial Purchasers").

                 Pursuant to the terms of a Purchase Agreement dated the date hereof (the "Purchase Agreement"), among the Company and Initial Purchasers, the Company has agreed to issue and sell to the Initial Purchasers an aggregate of 445,000 warrants (each, a "Warrant") to be issued pursuant to the provisions of a Warrant Agreement (the "Warrant Agreement"), to be dated as of the Closing Date (as defined below), between the Company and The Bank of New York (the "Warrant Agent"), each Warrant initially entitling the holder thereof to purchase .0034224719 shares of Common Stock (as defined below) of the Company at an exercise price of $.01 per Common Share, as part of 445,000 units (the "Units"), each Unit consisting of one 11 3/4% Senior Discount Note due 2008 of the Company (each a "Note" and collectively, the "Notes") to be issued pursuant to the provisions of an Indenture to be dated as of February 3, 1998 (the "Indenture") between the Company and The Bank of New York and one Warrant. The Note and the Warrant included in each Unit will become separately transferable at the close of business upon the earliest to occur of (i) the date that is six months after the Closing Date, (ii) the commencement of an exchange offer with respect to the Notes undertaken pursuant to the Notes Registration Rights Agreement (as defined below), and (iii) the effectiveness of a shelf registration statement with respect to resales of the Notes.

                 In consideration of the foregoing and of the mutual agreements contained herein and in the Purchase Agreement, the Company and the Warrant Agent hereby agree as follows:

                 1. Definitions.

                 As used in this Agreement, the following capitalized defined terms shall have the following meanings:

                 "Auditors" means, at any time, the independent auditors of the Company at such time.

                 "Board" means the board of directors of the Company from time to time.

                 "Closing Date" means the date the Warrants are originally issued under the Warrant Agreement.

                 "Comfort Letter" has the meaning specified in Section 3 hereof.

                 "Commission" means the United States Securities and Exchange Commission.
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                                       2

                 "Common Stock" means the common stock, par value $0.01 per share, of the Company.

                 "Common Shares" means the shares of the Common Stock of the Company.

                 "Company" has the meaning specified in the preamble to this Agreement.

                 "Company IPO Shares" has the meaning specified in Section 2 hereof.

                 "Cutback Notice" has the meaning specified in Section 2 hereof.

                 "Expiration Date" means the tenth anniversary of the Closing Date.

                 "Holders" means the record holders of the Warrants and the holders of Common Shares (or other securities) received upon exercise thereof.

                 "Includible Secondary Shares" has the meaning specified in
Section 2 hereof.

                 "Indenture" has the meaning specified in the preamble to this Agreement.

                 "Initial Purchasers" has the meaning specified in the preamble to this Agreement.

                 "managing underwriter" has the meaning specified in Section 2 hereof.

                 "Notes" has the meaning specified in the recitals to this Agreement.

                 "Notes Registration Rights Agreement" means the Notes Registration Rights Agreement dated the date hereof between the Company and the Initial Purchasers.

                 "Opinion" has the meaning specified in Section 3 hereof.

                 "Other IPO Shares" has the meaning specified in Section 2 hereof.

                 "Piggy-back Registration Rights" has the meaning specified in
Section 2 hereof.

                 "Purchase Agreement" has the meaning specified in the recitals to this Agreement.

                 "Registration Agreement" means the Registration Agreement dated as of August 13, 1997 as amended from time to time among the Company, the Investor Members and the Management Members (each as defined therein).





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                                       3

                 "Registration Statement" has the meaning specified in Section 2 hereof.

                 "Resale Shelf" has the meaning specified in Section 3 hereof.

                 "Resales Registration Statement" has the meaning specified in
Section 9 hereof.

                 "Securities Act" means the United States Securities Act of 1933, as amended.

                 "Underlying Securities" means the Common Shares issuable upon exercise of the Warrants or such other securities as shall be issuable upon the exercise of the Warrants, pursuant to the Warrant Agreement.

                 "Units" has the meaning specified in the recitals to this Agreement.

                 "Warrant" has the meaning specified in the recitals to this Agreement.

                 "Warrant Agent" has the meaning specified in the recitals to this Agreement.

                 "Warrant Agreement" has the meaning specified in the recitals to this Agreement.

                 "Warrant Registration Statement" has the meaning specified in
Section 3 hereof.

                 "Warrant Shares" has the meaning specified in Section 2 hereof.

                 2. Piggy-Back Registration Rights.

                 (a) If the Company proposes to file a Registration Statement with the Commission respecting an offering of any shares of Common Stock (or other securities) issuable upon exercise of the Warrants (other than an offering registered solely on Form S-4 or S-8 or any successor form thereto and other than the initial public offering of shares of Common Stock (or other securities) issuable upon exercise of the Warrants if no shareholder of the Company participates therein), the Company shall give prompt written notice to all the Holders of Warrants or Common Shares or such other securities received upon exercise thereof at least 30 days prior to the initial filing of the registration statement relating to such offering (the "Registration Statement"). Each such Holder shall have the right, within 20 days after delivery of such notice, to request in writing that the Company include all or a portion of such of the Common Shares issuable upon exercise of such Holder's Warrants, such other securities as shall be issuable upon the exercise of the Warrants, or the Common Shares or such other securities received upon the exercise thereof, pursuant to the Warrant Agreement, ("Warrant Shares") in such Registration Statement ("Piggy-back Registration Rights"). The Company shall include in the public offering all of the Warrant Shares that a Holder has requested be included, unless the underwriter for the public offering or the underwriter managing the public offering (in either case, the "managing underwriter") delivers a notice (a "Cutback Notice") pursuant to Section 2(b) or 2(c) hereof. The managing underwriter may deliver one or more Cutback Notices at any time prior to the execution of the underwriting agreement for the public offering.

                 (b) If a proposed public offering includes both securities to be offered for the account of the Company ("Company IPO Shares") and shares to be sold by shareholders, the provisions of this Section 2(b) shall be applicable if the managing underwriter delivers a Cutback Notice stating that, in its opinion, the number of Common Shares that selling shareholders propose to sell therein, whether or not such selling shareholders have the right to include shares therein (the "Other IPO Shares"), plus the number of Warrant Shares that the Holders have requested to be sold therein, plus the Company IPO Shares, exceeds the maximum number of shares specified by the managing underwriter in such Cutback Notice that may be distributed without adversely affecting the price, timing or distribution of the Company IPO Shares. Such maximum number of shares that may be so sold, excluding the Company IPO Shares, are referred to as the "Includible Shares."

                 If the managing underwriter delivers such Cutback Notice, the Company shall be entitled to include all of the Company IPO Shares in the public offering and each requesting Holder shall be entitled to include in the public offering up to its pro rata portion of the Includible Shares on a pro rata basis with the holders of Registrable Securities under the Registration Agreement and in priority to the inclusion of any Other IPO Shares (other than the Registrable Securities) that are proposed to be sold in such public offering. No shareholder that proposes to sell Other IPO Shares in the proposed initial public offering may sell any such shares therein unless all Warrant Shares requested by the Holders to be sold therein, and all Registrable Securities requested by the holders thereof to be sold therein, are so included.

                 (c) If a proposed public offering is entirely a secondary offering, the provisions of this Section 2(c) shall be applicable if the managing underwriter delivers a Cutback Notice stating that, in its opinion, the aggregate number of Warrant Shares and Other IPO Shares proposed to be sold therein exceeds the maximum number of shares (the "Includible Secondary Shares") specified by the managing underwriter in such Cutback Notice that may be distributed without adversely affecting the price, timing or distribution of the Common Shares being distributed. If the managing underwriter delivers such Cutback Notice, each requesting Holder shall be entitled to include in the public offering up to its pro rata portion of the Includible Secondary Shares on a pro rata basis with the holders of Registrable Securities under the Registration Agreement and in priority to the inclusion of any Other IPO Shares (other than Registrable Securities) that are proposed to be sold in such public offering. No shareholder that proposes to sell Other IPO Shares in the proposed public offering may sell any such shares therein unless all Warrant Shares requested by the Holders to be sold therein, and all Registrable Securities requested by the holders thereof to be sold therein, are so included.

                 (d) The underwriting agreement for such public offering shall provide that each requesting Holder shall have the right to sell its Warrant Shares to the underwriters and that the underwriters shall purchase the Warrant Shares at the price paid by the underwriters for the Common Shares sold by the Company and/or selling shareholders, as the case may be.

                 3.  Shelf Registration.

                 (a) If only the Company sells Common Shares in an initial public offering or all of the Warrant Shares have not been sold in a public offering, the Company shall use its best efforts to cause to be filed pursuant to Rule 415 under the Securities Act a shelf registration statement on the appropriate form (the "Warrant Registration Statement") covering the issuance of the Warrant Shares upon exercise of the Warrants and shall use its best efforts to cause the Warrant Registration Statement to become effective under the Securities Act within 180 days after the closing date of the initial public offering; provided, however, that (1) in no event may the Warrant Registration Statement be declared effective prior to the first anniversary of the Closing Date and (2) if the Commission shall request that the Company register the resale of the Warrant Shares instead of the issuance thereof, the Warrant Registration Statement shall register such resale as opposed to such issuance. The Company shall use reasonable efforts to keep the Warrant Registration Statement continuously effective until such time as all Warrants have been exercised or have expired or in the case of clause (2), until such time as all Warrant Shares have been resold. Prior to filing the Warrant Registration Statement or any amendment thereto, the Company shall provide a copy thereof to Morgan Stanley & Co. Incorporated and its counsel and afford them a reasonable time to comment thereon.

                 (b) If the Warrant Registration Statement shall register the sale of the Warrant Shares (a "Resale Shelf") as provided in Section 3(a)(2) above, the Company agrees to:

                 (i) make available for inspection by a representative of the Holders, any underwriter participating in any disposition pursuant to such Resale Shelf and attorneys and accountants designated by the Holders, at reasonable times and in a reasonable manner, financial and other records, documents and properties of the Company that are pertinent to the conduct of due diligence customary for an underwritten offering, and cause the officers, directors and employees of the Company to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with a Resale Shelf; provided, however, that such persons shall first agree in writing with the Company that any information that is reasonably and in good faith designated by the Company in writing as confidential at the time of delivery of such information shall be kept confidential by such persons, unless and to the extent that disclosure of such information is required by law or such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard such information by such person;





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                                       6


                 (ii) use its best efforts to cause all Warrant Shares sold under a Resale Shelf to be listed on any securities exchange or any automated quotation system on which similar securities issued by the Company are then listed if requested by the Holders of Warrant Shares representing a majority of the Warrants originally issued, to the extent such Warrant Shares satisfy applicable listing requirements;

                 (iii) provide a reasonable number of copies of the prospectus included in such Resale Shelf to Holders that are selling Warrant Shares pursuant to such Resale Shelf;

                 (iv) cause to be provided to the Warrant Agent, on behalf of the Holders and beneficial owners of Warrant Shares, upon the effectiveness of such Resale Shelf, a customary "10b-5" opinion of independent counsel (an "Opinion") and a customary "cold comfort" letter of independent auditors (a "Comfort Letter");

                 (v) cause to be provided to Holders and beneficial owners of Warrant Shares an Opinion and Comfort Letter with respect to each Form 10-K and Form 10-Q, including any amendments thereto, that is incorporated by reference in such Resale Shelf; and

                 (vi) notify the Warrant Agent, for distribution to the Holders, (A) when the Resale Shelf has become effective and when any post-effective amendment thereto has been filed and becomes effective,
         (B) of any request by the Commission or any state securities authority for amendments and supplements to the Resale Shelf or of any material request by the Commission or any state securities authority for additional information after the Resale Shelf has become effective,
         (C) of the issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of the Resale Shelf or the initiation of any proceedings for that purpose, (D) if, between the effective date of the Resale Shelf and the closing of any sale of Warrant Shares covered thereby, the representations and warranties of the Company contained in any underwriting agreement, securities sales agreement or other similar agreement, including this Agreement, relating to disclosure cease to be true and correct in all material respects or if the Company receives any notification with respect to the suspension of the qualification of the Warrant Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose, (E) of the happening of any event during the period the Resale Shelf is effective such that such Resale Shelf or the related prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make statements therein not misleading and (F) of any determination by the Company that a post-effective amendment to a Registration Statement would be appropriate. The Holders hereby agree to suspend use of the prospectus contained in a Resale Shelf upon receipt of such notice under clause (E) or (F) above until the Company has amended or supplemented such prospectus to correct such misstatement or omission.

                 4.  Suspension.

                 Notwithstanding the foregoing, during any consecutive 365-day period, the Company shall have the privilege to suspend availability of the Warrant Registration Statement and the related prospectus for (a) up to two 30-consecutive-day periods, except during the 30 days immediately prior to the Expiration Date, if the Board determines in good faith that there is a valid purpose for such suspension and provides notice of such determination to the Holders at their addresses appearing in the register of Warrants maintained by the Warrant Agent and (b) five additional, non consecutive three day periods, except during the 30 day period immediately prior to the Expiration Date, if the Board determines in good faith that the Company cannot provide adequate disclosure during such period due to circumstances beyond its control.

                 5.  Blue Sky.

                 The Company shall use its reasonable best efforts to register or qualify the Underlying Securities proposed to be sold or issued pursuant to the Registration Statement or the Warrant Registration Statement under all applicable securities or "blue sky" laws of all jurisdictions in the United States in which any Holder of Warrants may or may be deemed to purchase Underlying Securities upon the exercise of Warrants or resale of the Warrant Shares, as the case may be, and shall use its reasonable best efforts to maintain such registration or qualification through the earlier of (A) the date upon which all Warrants have been exercised or all Warrant Shares have been resold, as the case may be, under the Warrant Shelf Registration Statement and
(B) the Expiration Date; provided, however, that the Company shall not be required to (i) qualify as a foreign corporation or as a broker or a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 5, (ii) file any general consent to service of process or (iii) subject itself to taxation in any jurisdiction if it is not otherwise so subject.

                 6.  Accuracy of Disclosure.

                 The Company (and its successors) represents and warrants to each Holder (and each beneficial owner of a Warrant or Warrant Share) and agrees for the benefit of each Holder (and each beneficial owner of a Warrant or Warrant Share) that, except during any period in which the availability of the Warrant Registration Statement has been suspended, (i) the Warrant Registration Statement and the documents incorporated by reference therein will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading; and (ii) the prospectus delivered to such Holder upon its exercise of Warrants or pursuant to which such Holder sells its Warrant Shares, as the case may be, and the documents incorporated by reference therein will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.


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                                       8


                 7. Indemnity.

                 The Company hereby agrees to indemnify each beneficial owner of a Warrant and each person, if any, who controls any beneficial owner of a Warrant within the meaning of either Section 15 of the Securities Act or
Section 20 of the Securities Exchange Act of 1934 (the "Exchange Act"), or is under common control with, or is controlled by, any beneficial owner of a Warrant (whether or not it is, at the time the indemnity provided for in this Section 7 is sought, such a beneficial owner), from and against all losses, damages or liabilities which such beneficial owner or any such controlling or affiliated person suffers as a result of any breach, on the date of any exercise of a Warrant by such beneficial owner or the resale of any Warrant Share by such Holder, in either case pursuant to the Warrant Registration Statement, of the representations, warranties or agreements contained in
Section 6. Each beneficial owner of a Warrant Share sold pursuant to a Resale Shelf, by accepting its beneficial ownership of a Warrant, hereby (i) agrees to provide the Company with information with respect to it that the Company reasonably requests in connection with any Resale Shelf and (ii) agrees, severally and not jointly, to indemnify the Company, its directors and officers and each person, if any, who controls the Company within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act against any liability incurred by it or such controlling person as a result of any misstatement of information provided by such beneficial owner to the Company in writing expressly for inclusion in the Resale Shelf.

                 8.  Expenses.

                 All expenses incident to the Company's performance of or compliance with its obligations under this Agreement will be borne by the Company, regardless of whether a Registration Statement or Warrant Registration Statement becomes effective, including without limitation (i) all Commission or National Association of Securities Dealers, Inc. registration and filing fees,
(ii) all reasonable fees and expenses incurred in connection with compliance with state securities or "blue sky" laws, (iii) all reasonable expenses of any persons incurred by or on behalf of the Company in preparing or assisting in preparing, word processing, printing and distributing any registration statement, any prospectus, any amendments or supplements thereto and other documents relating to the performance of and compliance with this Agreement,
(iv) the reasonable fees (including legal fees and expenses) and disbursements of the Warrant Agent, (v) the reasonable fees and disbursements of counsel for the Company and (vi) the fees and disbursements, if any, of the Auditors but excluding (x) fees and disbursements of counsel retained by the participating Holders and (y) the Holders' share of underwriting discounts and commissions.

                 9.       Resale Shelf Registration Statement.

                 In the event that Morgan Stanley & Co. Incorporated, or any successor thereto, in its opinion, becomes an Affiliate (as such term is defined in Rule 144 under the Securities Act) of the Company, or any successor thereto, the Company (or its successor) shall use its best efforts to cause to be filed as soon as practicable after receiving notice thereof from such Initial Purchaser (or its successor) a shelf registration statement (the "Resales Registration Statement") under the Securities Act providing for the resale by such Initial Purchaser (or its successor) of all Warrants and Common Shares it acquires from time to time and to have such shelf registration statement declared effective by the Commission. The provisions of this Agreement concerning the Warrant Registration Statement shall apply to the Resales Registration Statement as if such Resales Registration Statement were the Warrant Registration Statement (except that the Company (or its successor) will use its best efforts to keep the Resales Registration Statement effective until the earlier of (i) the Expiration Date and (ii) such time as Morgan Stanley & Co. Incorporated shall, in its opinion, cease to be an Affiliate of the Company, as evidenced by written notice sent promptly upon such event). Notwithstanding anything to the contrary herein, the Company shall not be required to effect a Resales Registration Statement if Morgan Stanley & Co. Incorporated shall have ceased to make a market in the Warrants and Common Stock.

                 10.      Miscellaneous.

                 (a) No Inconsistent Agreements. The Company represents that it will not enter into any agreement which is inconsistent with the rights granted to the Holders of Warrants or Warrant Shares in this Agreement or otherwise conflicts with the provisions hereof. The Company represents that the rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's other issued and outstanding securities under any agreements after giving effect to any consents and amendments received on or prior to the date hereof.

                 (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of at least a majority of the outstanding Warrants affected by such amendment, modification, supplement, waiver or consent; provided that any amendment, modification or supplement to this Agreement which, in the good faith opinion of the Board of Directors of the Company (and evidenced by a resolution of such board), does not adversely affect any Holder, shall not be subject to such requirement for written consent.

                 (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this Section 10(c); (ii) if to the Company, initially at the Company's address set forth in the

Indenture and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 10(c); and (iii) if to the Warrant Agent, initially at the Warrant Agent address set forth in the Warrant Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 10(c).

                 All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next business day if timely delivered to an air courier guaranteeing overnight delivery.

                 (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Warrants in violation of the terms of the Purchase Agreement or the Warrant Agreement. If any transferee of any Holder shall acquire Warrants, in any manner, whether by operation of law or otherwise, such Warrants shall be held subject to all of the terms of this Agreement and the Warrant Agreement, and by taking and holding such Warrants such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement or the Warrant Agreement and such person shall be entitled to receive the benefits hereof.

                 (e) Purchases and Sales of Warrants. The Company shall not, and shall use its best efforts to cause its affiliates (as defined in Rule 405 under the Securities Act) not to, purchase and then resell or otherwise transfer any Warrants other than Warrants acquired and cancelled.

                 (f) Third Party Beneficiary. The Holders shall be third party beneficiaries to the agreements made hereunder between the Company and the Warrant Agent, and each Holder shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder. Notwithstanding anything to the contrary contained herein, Section 9 hereof shall not be amended, modified or supplemented without the prior written consent of Morgan Stanley & Co. Incorporated and the Company's obligations under Section 9 will survive the termination of this Agreement and the performance of all other obligations under this Agreement.

                 (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                 (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                 (i) Governing Law. This Agreement shall be governed by the laws of the State of New York.

                 (j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                 (k) Waiver of Immunity. To the extent that the Company has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgement, attachment in aid of execution, execution or otherwise) with respect to itself or its property, it hereby irrevocably waives such immunity in respect of their obligations under this Agreement to the fullest extent permitted by law.

                 (l) Initial Public Offering. Notwithstanding anything to the contrary herein contained, if the Company conducts an initial public offering of equity securities (other than nonconvertible preferred shares), the Company will give the Holders the opportunity to convert such Warrants into warrants to purchase such equity securities (other than nonconvertible preferred shares) and such Warrant Shares into such equity securities (other than nonconvertible preferred shares). Such conversion opportunity will be on terms and conditions determined to be fair and reasonable by the Company's Board of Directors.





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                                       12

                 IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.



                                     ALLEGIANCE TELECOM, INC.


                                        By   /s/ ROYCE J. HOLLAND
                                             -----------------------------------
                                        Name:  Royce J. Holland
                                        Title: Chairman and Chief
                                               Executive Officer



                                     MORGAN STANLEY & CO. INCORPORATED
                                     SALOMON BROTHERS INC
                                     BEAR, STEARNS & CO. INC.
                                     DONALDSON, LUFKIN & JENRETTE
                                         SECURITIES CORPORATION



                                     By Morgan Stanley & Co. Incorporated


                                        By    /s/ JAMES D. ALLEN
                                              ----------------------------------
                                        Name:  James D. Allen
                                        Title: Vice President